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                                                                    Exhibit 10.2

                                  July 28, 2004

Mr. Michael W. O'Donnell

      RE: SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Dear Mike:

            This letter sets forth NiSource Inc.'s understanding of your participation in the NiSource Inc. Supplemental Executive Retirement Plan ("SERP"):

      (1)   Your participation in the SERP is effective January 1, 2004;

      (2) Your Compensation, as defined in the SERP, includes compensation with Columbia Energy Group and NiSource Inc. from and after November 1, 2000;

      (3) Your Service, as defined in the SERP, includes service with Columbia Energy Group and NiSource Inc. from and after November 1, 2000; and

      (4) Your Supplemental Retirement Pension will be offset by your benefits under the Retirement Plan of Columbia Energy Group Companies and the Pension Restoration Plan for NiSource Inc. and Affiliates accrued on and after November 1, 2000.

            Please sign the attached copy of this letter and return it to S. LaNette Zimmerman to indicate your confirmation of the above terms of your SERP participation.

                                          Sincerely,

                                          NiSource Inc.

                                          By: /s/ S. LaNette Zimmerman
                                              S. LaNette Zimmerman
                                              Executive Vice President of Human
                                              Resources and Communications

Confirmation of SERP terms:

/s/ MW O'Donnell                                       Date: 8/19/04
----------------
Michael W. O'Donnell